SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              [Amendment No. _____]


Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

Check the appropriate box:

/   / Preliminary Proxy Statement
/   / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
      (e)(2))
/ X / Definitive Proxy Statement
/   / Definitive Additional Materials
/   / Soliciting Material under ss. 240.14a-12

                       American Locker Group Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required
/  /  $125 per Exchange Act Rules  O-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2)  or
      Item 22(a)(2) of Schedule 14A. Fee computed on the table below per Exchange Act Rules 14(a)6(i)(4) and O-11.

      1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the
         filing  fee  is   calculated   and  state  how  it  was   determined):
         -----------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------

     5) Total fee paid:
        ------------------------------------------------------------------------

/  / Fee paid previously by written preliminary materials.
/  / Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                ------------------------------------------------

     2) Form Schedule for Registration Statement No.
                                                    ----------------------------

     3) Filing Party:
                     -----------------------------------------------------------

     4)  Date Filed:
                     -----------------------------------------------------------

                              AMERICAN LOCKER GROUP
                                  INCORPORATED

                                608 ALLEN STREET
                            JAMESTOWN, NEW YORK 14701


                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 2003
                                   ----------



TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders will be held at the offices of Kirkpatrick & Lockhart LLP, Henry W. Oliver Building, 535 Smithfield Street, (Second Floor), Pittsburgh, PA 15222 on Tuesday, May 13, 2003, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

     1. To elect a Board of Directors consisting of seven persons to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

     2. To consider and act upon such other matters as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 18, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

         Whether or not you expect to attend the meeting in person, you are urged to sign, date and return the enclosed proxy promptly to the Company in the enclosed postage paid envelope.

                       By Order of the Board of Directors

                                Charles E. Harris
                                Secretary

Jamestown, New York
April 7, 2003

                              AMERICAN LOCKER GROUP
                                  INCORPORATED

                                608 ALLEN STREET
                            JAMESTOWN, NEW YORK 14701
                                   ----------

                                 PROXY STATEMENT
                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 2003

     This Proxy Statement and the enclosed proxy, which are being mailed to stockholders commencing on or about April 7, 2003, are furnished in connection with the solicitation by the Board of Directors of American Locker Group Incorporated (referred to in this Proxy Statement as the "Company") of proxies for the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 13, 2003, at 10:00 a.m., Eastern Daylight Time, at the offices of Kirkpatrick & Lockhart LLP, Henry W. Oliver Building, (2nd Floor), 535 Smithfield Street, Pittsburgh, PA 15222.

     Only holders of Common Stock of record at the close of business on March 18, 2003, will be entitled to notice of and to vote at the Annual Meeting. On that date there were outstanding 1,517,146 shares of Common Stock. Each share of the Company's outstanding Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

     If the enclosed Proxy is properly executed and returned, it may nevertheless be revoked at any time prior to its use by execution of a later dated proxy, by voting in person at the Annual Meeting or by written or verbal notice of such revocation to the Secretary of the Company at any time before such proxy is voted.

     A copy of the 2002 Annual Report of the Company is being mailed with this Proxy Statement.


PROXY SOLICITATION AND EXPENSES OF SOLICITATION

     Proxies are being solicited on behalf of the Board of Directors of the Company and the expenses of soliciting proxies will be borne by the Company. Solicitation will be made primarily by mail, but directors, officers and regular employees of the Company may solicit proxies personally, by mail, or by telephone or facsimile. The Company will not pay any compensation for the solicitation of proxies, but will reimburse banks, brokers and other custodians, nominees or fiduciaries for their reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies.

                                  INTRODUCTION


PURPOSE OF THE ANNUAL MEETING

     The Annual Meeting will be held for the purpose of electing seven directors to serve for a term of one year and until their successors are duly elected and qualified.

                              ELECTION OF DIRECTORS

     Seven persons, constituting the entire Board of Directors of the Company, are to be elected at the 2003 Annual Meeting of Stockholders to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. It is intended that the accompanying proxy will be voted for the election of the seven nominees on the following pages. Six of the nominees were elected by the stockholders of the Company at the 2002 Annual Meeting of Stockholders and one nominee was appointed to the Board in February 2003.

     All nominees have indicated that they are willing and able to serve as directors if elected. If any nominees should be unable or unwilling to serve, the proxies will be voted for the election of such person as shall be designated by the Board of Directors to replace such nominee.

     The Company is organized under the laws of the State of Delaware. The General Corporation Law of the State of Delaware requires that directors be elected by a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors. Accordingly, abstentions from voting and broker non-votes will have no effect on the outcome of such proposal. The stockholders of the Company are not entitled to vote cumulatively in the election of directors.


                    INFORMATION AS TO NOMINEES FOR DIRECTORS

     The following sets forth certain information concerning the nominees for election as directors, including the number of shares of Common Stock of the Company beneficially owned directly or indirectly, by each on March 14, 2003. Also included are the names of other companies filing reports pursuant to the Securities Exchange Act of 1934, as amended, for which the nominees serve as directors or trustees. There are no family relationships between any nominees or principal officers of the Company.


ALAN H. FINEGOLD

     Mr. Alan H. Finegold, 60, a director since 1994, and a member of the Executive Committee, has, for the past five years, been affiliated with the Law Offices of Alan H. Finegold, LLC, a law firm, and the Alan H. Finegold Company, which provides estate planning services.

THOMAS LYNCH, IV

     Mr. Thomas Lynch, 59, a director since 1994, and a member of the Executive Compensation Committee and the Audit Committee, has served as a First Vice President of Janney, Montgomery and Scott, a brokerage firm, for more than five years.


ROY J. GLOSSER

     Mr. Roy J. Glosser, 42, a director since 1996, has been President and Chief Operating Officer of the Company since May 1996. In September 1998, he was appointed to the additional office of Treasurer of the Company.


EDWARD F. RUTTENBERG

     Mr. Edward F. Ruttenberg, 56, a director since 1996, has been Chairman and Chief Executive Officer of the Company since September 1998. He served as Vice Chairman of the Company from May, 1996, through August 1998. He has served as President and a director of Rollform of Jamestown, Inc., a rollforming company, for more than five years.


LAWRENCE J. GOLDSTEIN

     Mr. Lawrence J. Goldstein, 67, a director since February 2003, has since January 2003 served as President of SMP Asset Management LLC, the General Partner of Santa Monica Partners, L.P., an investment partnership. Prior to
January 2003, he served as General Partner of Santa Monica Partners, L.P. for more than five years. He serves as a director of Starstruck, Ltd. and FROM Corp.


JEFFREY C. SWOVELAND

     Mr. Jeffrey C. Swoveland, 47, a director since 1997, serves as Chief Financial Officer of Body Media, a life-science company specializing in non-invasive recording and translation of multi-parameter physiologic and lifestyle data. Prior to September 2000, he served as Vice President-Finance and Treasurer of Equitable Resources, Inc. He joined Equitable Resources, Inc. as Director of Alternative Finance in September 1994. He served as Interim Chief Financial Officer of Equitable Resources, Inc. from October 1997 to July 1999. He serves as a director of Petroleum Development Corporation.


DONALD I. DUSSING, JR.

     Mr. Donald I. Dussing, Jr., 61, a director since 1998, has served as President - Buffalo Division of Manufacturers and Traders Trust Company since April, 1999. Prior to that time, he served as Senior

Vice President and Manager of Western New York Commercial Banking Department, Manufacturers and Traders Trust Company for more than five years. He serves as a director of Niacet Corporation.


STOCK OWNERSHIP OF NOMINEES AND EXECUTIVE OFFICERS

     As of March 14, 2003, the nominees for director and the persons named in the section of this Proxy Statement entitled "Compensation and Other Transactions with Management and Others" owned the following shares of Common Stock of the Company:

NAME AND ADDRESS OF           AMOUNT AND NATURE OF               PERCENT
BENEFICIAL OWNER              BENEFICIAL OWNERSHIP               OF CLASS
--------------------------------------------------------------------------------

Alan H. Finegold                     10,000(1)                       *
4290 N.E. Joe's Point Road
Stuart, FL  34996

Roy J. Glosser                       48,300(2)                      3.1%
608 Allen Street
Jamestown, NY 14702-1000

Thomas Lynch, IV                          0                          *
201 Lexington Avenue
Pittsburgh, PA  15215

Edward F. Ruttenberg                 64,302(3)                     4.2%
5864 Aylesboro Avenue
Pittsburgh, PA  15217

Lawrence J. Goldstein               173,638(4)                    11.4%
1865 Palmer Avenue
Larchmont, New York  10538

Jeffrey C. Swoveland                      0                         *
5870 Aylesboro Avenue
Pittsburgh, PA  15217

Donald I. Dussing, Jr.                5,000                         *
6201 Senate Circle
East Amherst, New York  14051

David L. Henderson                   25,250(5)                     1.7%
5770 Rothesay Drive
Dublin, Ohio  43017

(*)       Less than 1%

(1) Includes 3,000 shares which Mr. Finegold has the right to acquire under stock options.

(2) Includes 39,000 shares which Mr. Glosser has the right to acquire under stock options. Also includes 800 shares owned by Mr. Glosser's wife with respect to which Mr. Glosser disclaims beneficial ownership.

(3) Includes 25,000 shares which Edward F. Ruttenberg has the right to obtain under stock options. Also includes 31,970 shares held by Edward F. Ruttenberg, 2,000 shares held jointly by Edward F. Ruttenberg and Sara Ruttenberg and 5,332 shares held by Rollform of Jamestown, Inc. in which Edward F. Ruttenberg and his immediate family own a 97% interest.

(4) Includes 4,288 shares owned by Mr. Goldstein, 7,800 shares owned by L. J. Goldstein Company Incorporated Pension Plan and 161,550 shares owned by Santa Monica Partners, L.P. Mr. Goldstein serves as Trustee of the L. J. Goldstein Company Incorporated Pension Plan. Mr. Goldstein is sole owner and serves as President of SMP Asset Management, L.L.C., the sole general partner of Santa Monica Partners, L.P. and may be deemed to be beneficial owner of shares held by Santa Monica Partners, L.P. as a result. Mr. Goldstein disclaims beneficial ownership of such shares held by Santa Monica Partners, L.P. for all other purposes.

(5) Includes 5,000 shares which Mr. Henderson has the right to acquire under stock options.

     All directors and executive officers of the Company as a group (nine persons) and persons who may be deemed to be part of the group with a director owned beneficially 326,490 shares of Company Common Stock, or approximately 20.5% of the shares outstanding, on March 14, 2003. For purposes of the foregoing sentence, shares subject to stock options held by such persons (72,000 shares) are included in the number of shares held and the total number of shares outstanding.


                     INFORMATION WITH RESPECT TO COMMITTEES
                          AND COMPENSATION OF DIRECTORS

     During 2002, the Board of Directors met two times, the Executive Committee met two times, the Stock Option-Executive Compensation Committee met one time, and the Audit Committee met two times. The functions of the Audit Committee are described below under the caption "Audit Committee Charter - Responsibilities and Processes". The functions of the Stock Option-Executive Compensation Committee consist of determining compensation to be paid to executive officers of the Company and administering all stock option plans of the Company, including making decisions relative to the grant of options. The report of the Stock Option-Executive Compensation Committee is set forth below under the caption "Report on Executive Compensation". The function of the Executive Committee is to exercise the powers of the Board of Directors in the management of the affairs of the Company between the meetings of the Board of Directors. The Company does not have a nominating committee.

     Each director who is not a salaried employee of the Company is paid an annual fee of $3,500 and a fee of $300 for each meeting of the Board of Directors or of a Committee of the Board which he attends. Only one fee is payable if the Board and a Committee meet on the same day.

     All directors attended more than 75% of the aggregate total number of meetings held in 2002 by the Board of Directors and the Committees of the Board of Directors on which they serve.


                       COMPENSATION AND OTHER TRANSACTIONS
                           WITH MANAGEMENT AND OTHERS

     The following information is given for 2002, 2001 and 2000 with respect to the compensation which was paid or accrued for services in such years, or which was paid in such years for services in prior years but not included in the remuneration table in prior years' proxy statements, for each of the three highest paid executive officers of the Company whose aggregate compensation from the Company and its subsidiaries exceeded $100,000:



====================================================================================================================
                                                   SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------
                                                                             LONG TERM                ALL OTHER
 NAME AND PRINCIPAL POSITION               ANNUAL COMPENSATION              COMPENSATION            COMPENSATION (1)
                                ------------------------------------------------------------------------------------

                                                                                    AWARDS
                                                                           ---------------------------
                                                                                  Securities
                                                                                  Underlying
                                Year        Salary         Bonus                Options/SARs(#)
--------------------------------------------------------------------------------------------------------------------
Edward F. Ruttenberg            2000        $175,000       $125,000                 10,000                 $0
Chairman and Chief Executive    2001        $180,240       $150,000                    -                   $0
Officer                         2002        $187,440       $160,000                    -                   $0
--------------------------------------------------------------------------------------------------------------------

Roy J. Glosser                  2000        $157,500       $115,000                    -                   $0
President, Chief Operating      2001        $162,240       $125,000                    -                   $0
Officer and Treasurer           2002        $168,720       $130,000                                        $0
--------------------------------------------------------------------------------------------------------------------

David Henderson                 2000        $ 95,640      $  40,500                    -                   $0
Vice President/General Manager  2001        $ 98,520      $  45,000                    -                   $0
American Locker Security        2002        $102,480      $  40,500                    -                   $0
Systems, Inc.
====================================================================================================================


(1) In accordance with applicable regulations, the amounts do not include perquisites and other personal benefits received by the named officers because the aggregate value of such benefits did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus for the named officers.


STOCK OPTIONS

1988 Plan
---------

     In May 1988 the stockholders of the Company approved the American Locker Group Incorporated 1988 Stock Incentive Plan (the "1988 Plan"). Grants under the 1988 Plan were to be granted to certain officers and directors of the Company by the Executive Compensation Committee of the Board of Directors (the "Committee") in its discretion. Under terms of the 1988 Plan, no new options can be granted after February 29, 1998.

     The 1988 Plan provides for the grant of rights to receive cash and/or Company Common Stock, including options intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended, and options not intended so to qualify. The 1988 Plan provides that the exercise price of stock options must be no less than the fair market value on the date of grant of the shares of Company Common Stock subject thereto and no stock option granted under the 1988 Plan may be exercisable more than ten years after its grant. In the case of a holder of 10% or more of the Company Common Stock, options intended to be incentive stock options must have an exercise price of at least 110% of the fair market value of the underlying shares of Company Common Stock on the date of grant and such options must expire within five years of the date of grant.

     Upon exercise of a stock option, the option price is required to be paid in cash, or at the discretion of the Committee, in shares of Company Common Stock, valued at the fair market value thereof on the date of payment, or in a combination of cash and shares of Company Common Stock. The 1988 Plan authorizes the Committee, in the event of any tender offer or exchange offer (other than an offer by the Company) for shares of Company Common Stock, to take such action as it may deem appropriate to enable the recipients of outstanding awards to avail themselves of the benefits of such offer, including acceleration of payment or exercise dates and purchase outstanding stock options.

     During 2002, options with respect to 15,000 shares were exercised with respect to shares under the 1988 Plan.


1999 Plan
---------

     In May 1999 the stockholders of the Company approved the American Locker Group Incorporated 1999 Stock Incentive Plan (the "1999 Plan").

     Administration. The 1999 Plan is administered by the Stock Option-Executive Compensation Committee of the Board of Directors of the Company (the "Committee") comprised of at least two persons. The Committee has the sole discretion to interpret the 1999 Plan, establish and modify administrative rules, impose conditions and restrictions on awards, and take such other actions as it deems necessary or advisable. In addition, the full Board of Directors of the Company can perform any of the functions of the Committee under the 1999 Plan.

     Amount of Stock. The 1999 Plan provides for awards of up to 150,000 shares of Common Stock. The number and kind of shares subject to outstanding awards, the purchase price for such shares and the number and kind of shares available for issuance under the 1999 Plan is subject to adjustments, in the sole discretion of the Committee, in connection with the occurrence of mergers, recapitalizations and other significant corporate events involving the Company. The shares to be offered under the 1999 Plan will be either authorized and unissued shares or issued shares which have been reacquired by the Company.

     Eligibility and Participation. The participants under the 1999 Plan will be those employees and consultants of the Company or any subsidiary who are selected by the Committee to receive awards, including officers who are also directors of the Company or its subsidiaries. Approximately five persons will initially be eligible to participate. No participant can receive awards under the 1999 Plan in any calendar year in respect of more than 15,000 shares of Common Stock.

     Amendment or Termination. The 1999 Plan has no fixed expiration date. The Committee will establish expiration and exercise dates on an award-by-award basis. However, for the purpose of awarding incentive stock options under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive stock options"), the 1999 Plan will expire ten years from its effective date of May 13, 1999.

     Stock Options. The Committee may grant to a participant incentive stock options, options which do not qualify as incentive stock options ("non-qualified stock options") or a combination thereof. The terms and conditions of stock option grants including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee. Incentive stock option grants shall be made in accordance with Section 422 of the Code.

     The exercise price for stock options will be determined by the Committee at its discretion, provided that the exercise price per share for each stock option shall be at least equal to 100% of the fair market value of one share of Common Stock on the date when the stock option is granted.

     Upon a participant's termination of employment for any reason, any stock options which were not exercisable on the participant's termination date will expire, unless otherwise determined by the Committee.

     Upon a participant's termination of employment for reasons other than death, disability or retirement, the participant's stock options will expire on the date of termination, unless the right to exercise the options is extended by the Committee at its discretion. In general, upon a participant's termination by reason of death or disability, stock options which were exercisable on the participant's termination date (or which are otherwise determined to be exercisable by the Committee) may continue to be exercised by the participant (or the participant's beneficiary) for a period of twelve months from the date of the participant's termination of employment, unless extended by the Committee. Upon a participant's termination by reason of retirement, stock options which were exercisable upon the participant's termination date (or which are otherwise determined to be exercisable by the Committee) may continue to be exercised by the participant for a period of three months from the date of the participant's termination of employment, unless extended by the Committee. If upon the disability or retirement of the participant, the participant's age plus years of continuous service with the company and its affiliates and predecessors (as combined and rounded to the nearest month) equals 65 or more, then all of the participant's options will be exercisable on the date of such disability or retirement for the exercise period stated above. In no event, however, may the options be exercised after the scheduled expiration date of the options.

     Subject to the Committee's discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, by the delivery (actually or by attestation) of shares of Common Stock held by the participant for at least six months prior to the date of exercise, a combination of cash and shares of Common Stock, or in any other form of consideration acceptable to the Committee (including one or more "cashless" exercise forms).

     Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. A SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, times (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

     The exercise price of a SAR is determined by the Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, payment will be made in cash or shares of Common Stock, or a combination thereof, as determined at the discretion of the Committee.

     Change in Control. In the event of a change in control of the Company, all stock options and SARs will immediately vest and become exercisable. In general, events which constitute a change in control include: (i) acquisition by a person of beneficial ownership of shares representing 30% or more of the voting power of all classes of stock of the Company; (ii) during any year or period of two consecutive years, the individuals who at the beginning of such period constitute the Board no longer constitute at least a majority of the Board;
(iii) a reorganization, merger or consolidation; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company.

     No options were granted in 2002 under the 1999 Plan. Options with respect to 3,000 shares were exercised in 2002 under the 1999 Plan.


     The following table sets forth information with respect to the persons named in the Executive Compensation Table concerning the exercise of options during the last fiscal year and unexercised options held as of December 31, 2002. Share data reflects the four for one stock distribution which was distributed on June 25, 1998.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

====================================================================================================================


                           Shares                        Number of Unexercised          Value of Unexercised
                         Acquired on        Value      Options/SARs at FY-End(#)    in-the-Money Options/SARs at
                        Exercise (#)    Realized ($)                                        FY-End($)(1)
        Name
--------------------------------------------------------------------------------------------------------------------
                                                       Exercis-able Unexer-cisable  Exercisable    Unexer-cisable
--------------------------------------------------------------------------------------------------------------------
Edward F. Ruttenberg         -0-             -0-            25,000      -0-          $140,000           -$0-
--------------------------------------------------------------------------------------------------------------------

Roy J. Glosser             15,000         $162,563          39,000      -0-          $374,015           -$0-
--------------------------------------------------------------------------------------------------------------------

David L. Henderson           -0-             -0-             5,000      -0-           $34,250           -$0-
====================================================================================================================


(1) Calculated on the basis of the closing price of the underlying securities at the closing of the market on December 31, 2002 ($13.35 per share) minus the applicable exercise price.

ESTIMATED RETIREMENT BENEFITS

     The Company's pension plan for salaried employees provides for an annual pension upon normal retirement computed under a career average formula, presently equal to 2% of an employee's eligible lifetime earnings, which includes salaries, commissions and bonuses. The following table sets forth the approximate annual benefits payable on normal retirement pursuant to the provisions of the pension plan for salaried employees to persons in specified lifetime average annual earnings categories and years-of-service classifications.

                      Annual pension benefits for years of
                            credited service shown(1)

Lifetime Average
annual earnings          10 years               20 years            30 years
---------------          --------               --------            --------

   50,000                10,000                  20,000              30,000
   75,000                15,000                  30,000              45,000
  100,000                20,000                  40,000              60,000
  125,000                25,000                  50,000              75,000
  150,000                30,000                  60,000              90,000


(1) Pension benefit amounts listed in the table are not subject to deduction for Social Security benefits.

     Roy J. Glosser is credited with ten years service under such plan, David L. Henderson is credited with twelve years service and Edward F. Ruttenberg is credited with four years of service.

         Effective February 1, 1999, the Company has established a 401(K) Plan under which it matches employee contributions at the rate of $.10 per $1.00 of employee contributions up to 10% of employee's wages.


SUPPLEMENTAL RETIREMENT PLAN

     In December 1997, the Board of Directors of the Company adopted the American Locker Group Incorporated Supplemental Executive Retirement Plan (the "Supplemental Plan"), effective January 1, 1998. The Supplemental Plan provides for supplemental retirement benefits to certain executive level employees of the Company as established by the Executive Compensation Committee of the Board of Directors from time to time. No director of the Company may be the beneficiary of the Supplemental Plan unless such director also serves as an employee of the Company.

     The Supplemental Plan provides for payment by the Company to the participant of a specified monthly benefit and the provision by the Company of supplemental medical benefits for the benefit of the participant and his dependents (the "Health Benefit"). The obligations of the Company under the Supplemental Plan are triggered by the actual retirement of the participant (defined as the date on which the participant ceases, for reasons other than death, all active employment with the Company) or upon a change of control. For purposes of the Supplemental Plan, "Change of Control" is defined as a change in ownership or control of the Company such that (i) any person, as defined in
Section 13(d) or 14(d) of the Securities and Exchange Act of 1934 becomes beneficial owner of more than 50% of the Company; (ii) during any two year period (including periods prior to the adoption of the Supplemental Plan) there shall cease to be a majority of the Board of the Company comprised of individuals who at the beginning of such period were on the Board and any new members whose election was approved by a vote of the majority of the directors who were then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved; or (iii) the stockholders of the Company approve a merger or consolidation of the Company (other than merger or consolidation, which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 80% of the combined voting power of the surviving entity after the merger or consolidation), the approval by the stockholders of the Company of a complete liquidation of the Company, or the Company enters into a plan to sell all or substantially all of the Company's assets, in a single transaction or series of related transactions.

     The Supplemental Plan also provides that upon the death of a participant, the Company shall continue to pay to the participant's spouse for the remainder of such spouse's life an amount equal to one-half of the benefit paid to the participant and to continue to provide the Health Benefit for the benefit of such spouse.

     As of December 31, 2002, no eligible employees or spouses are designated to receive benefits under the Supplemental Plan.

REPORT ON EXECUTIVE COMPENSATION

     This  Report  on   Executive   Compensation   is  furnished  by  the  Stock
Option-Executive Compensation Committee of the Board of Directors (referred to as the "Committee").

     In accordance with the rules of the Securities and Exchange Commission, this report is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

     The Committee consists of three members, Thomas Lynch IV, Jeffrey C. Swoveland and Donald I. Dussing, Jr., all of whom are disinterested non-employee directors.

     The Committee is responsible for all aspects of executive compensation of the Company. It determines levels of executive compensation for each of the two principal executive officers of the Company and administers the Company's 1999 Stock Incentive Plan, the Company's 1988 Stock Incentive Plan, and the Supplemental Retirement Plan. Following its deliberations, the Executive Committee makes periodic reports to the entire Board of Directors.

     Compensation Philosophy - The Company's overall executive compensation objective is to attract and retain qualified executive officers by compensating them at levels comparable to those at similar businesses. The Company's compensation program for executive officers consists of five components:

                 (1) base salary;
                 (2) participation in bonus distributions;
                 (3) participation  in other welfare and benefit plans available to employees of the Company and its subsidiaries generally;
                 (4) participation in the 1999 Stock Incentive Plan;
                 (5) participation in the Supplemental Retirement Plan.

     Salary - The Committee reviews and, if appropriate, revises salary levels for the two principal executive officers of the Company annually. Salary adjustments made by the Committee generally become effective January 1 of each fiscal year.

     Executive officer salaries are determined in light of individual performance and corporate performance. In fixing the Chief Executive Officer's salary, the Committee also considers his effectiveness in achieving expansion and growth objectives of the Company.

     Bonus Distribution - The Committee, on an annual basis at the end of each fiscal year, allocates to key employees of the Company discretionary bonuses. These bonuses are drawn from a pool established at the time by the Committee based on factors including the operating results of the Company for such fiscal year. The Chief Executive Officer and the President make recommendations to the Committee for all eligible employees but decisions as to the amount of any such bonus to the two principal executive officers is determined by the Committee based on performance data submitted to it. The bonuses are paid in cash.

         1999 Stock Incentive Plan - The Stockholders of the Company adopted the 1999 Stock

Incentive Plan in May 1999 to recruit and retain highly qualified managers, consultants and staff. The Committee administers the Plan which includes directing the amount of stock options awarded, selecting the persons to receive stock option awards, determining the terms, provisions and exercise prices for the stock options. The actual amount earned by any individual who receives stock options is determined by the performance of the Company's stock. The Committee uses the level of responsibility of an individual as a guideline to establish the size of stock option awards.

     Other Plans - The Company maintains other pension benefit and welfare plans for employees of the Company and its subsidiaries, including a defined benefit plan, a 401(k) plan, medical, disability and life insurance plans. Executive officers participate in these plans on a non-preferential basis.

     Supplemental Retirement Plan - Certain executive officers are eligible to participate in the Company's Supplemental Retirement Plan which provides for supplemental retirement benefits to certain executive level employees of Company. The Supplemental Retirement Plan is administered by the Committee. As of December 31, 2002, no present officer or employee of the Company has been granted rights under the Supplemental Retirement Plan.

     Compensation of Executive Officers in 2003 - The Committee recommended an increase of 5% in 2002 base compensation (excluding bonuses to executive officers) with respect to Mr. Glosser and Mr. Ruttenberg for calendar year 2003 over calendar year 2002.

     The Committee believes that executive compensation fairly reflects the benefits received by the Company stockholders.

     Compensation of Chief Executive Officer - Mr. Ruttenberg's compensation is based on the same philosophy and policies for all executive officers and includes the same components as the executive officers. In November 1999, to assure Mr. Ruttenberg's continued service to the Company, he and the Company entered into a three year employment agreement. In 2002, the term of this employment agreement was extended to November 18, 2005. The Committee believes that Mr. Ruttenberg's compensation is reasonable, competitive and fair.

     Deductibility of Executive Compensation - Section 162(a) of the Internal Revenue Code imposes limits on tax deductions for annual compensation paid to a chief executive officer and other highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The current levels of compensation of the executive officers of the Company are substantially below the levels at which the limitations of Section 162 are applicable. In the event that levels of compensation rise such that Section 162 should become applicable, the Committee intends to comply with the limitations of Section 162 unless such compliance is determined by the Committee not to be in the best interest of the Company at such time.

                                     THE STOCK OPTION-EXECUTIVE
                                     COMPENSATION COMMITTEE


                                         Thomas Lynch IV, Chairman
                                         Jeffrey C. Swoveland
                                         Donald I. Dussing, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  No member of the Executive Compensation-Stock Option Committee is an officer or employee of the Company. No other member of the Committee has a current or prior relationship, and no officer who is a statutory insider of the company has a relationship to any other company, required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.


Report of the Audit Committee

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's Annual Report for 2002 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the Company's independent auditors, Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent auditors the independent auditors' independence from Management and the Company.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for its audit. The Audit Committee meets with the independent auditors, without management present, to discuss the results of its examination, its evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held two such meetings during 2002 each of which was attended by all members.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2003.



                                                  THE AUDIT COMMITTEE
                                                  Jeffrey C. Swoveland, Chairman
                                                  Thomas Lynch, IV
                                                  Donald I. Dussing, Jr.

Audit Committee Charter

Organization

This charter governs the operations of the Audit Committee. The Audit Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Audit Committee shall be appointed by the Board of Directors of the Company and shall be comprised of at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. Each member must also satisfy the independence requirements established by NASDAQ. All Audit Committee members shall be financially literate and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The Audit Committee will provide assistance to the Board in fulfilling their oversight responsibility to the Company's shareholders and potential shareholders, the investing community, and others with respect to the Company's
(i) financial statements and the financial reporting processes, (ii) systems of internal accounting and financial controls, and (iii) annual independent audit of its financial statements and legal compliance and ethics programs, as each is established by the Board and by the Company's management. In so doing, the Audit Committee will maintain free and open communications with the Company's internal and independent auditors and management. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or other experts, for this purpose.

The Committee, in carrying out its responsibilities, will adopt policies and procedures that will remain flexible in order to best react to changing conditions and circumstances. The Committee will endeavor to direct the overall corporate goals of maintaining quality financial reporting, sound business risk practices and ethical behavior.


Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of their activities to the Board. The Company's management is responsible for preparing the Company's financial statements, and the Company's independent auditors are responsible for auditing those financial statements.

The following describes the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities, which the Audit Committee will implement to the full extent permitted by law:

     o The Audit Committee will maintain a clear understanding with the Company's management and its independent auditors regarding the ultimate accountability of the independent auditors to the Audit Committee and to the full Board;

     o The Audit Committee will maintain the responsibility to select the Company's independent auditors and ultimate authority with respect to the evaluation of, and where appropriate, replacement of the Company's independent auditors;

     o The Audit Committee will discuss with the Company's independent auditors (a) the independence of such auditors, (b) the matters included in the written disclosures required by the Independence Standards Board, a private-sector body created in 1997 which is charged with creating, codifying, amending and preserving independence standards for auditors of public companies, and (c) issues of auditor independence related to the compatibility of nonaudit services provided to the Company by such auditors;

     o The Audit Committee will annually review the performance of the independent auditors and will recommend to the Board its selection of the Company's independent auditors for the upcoming year;

     o The Audit Committee will discuss with the Company's independent auditors the overall scope and plans for their audits, including the adequacy of staffing and compensation, and make such recommendations to the Board in this regard as deemed necessary or appropriate by the Audit Committee The Audit Committee will also discuss with such auditors the adequacy and effectiveness of the accounting and financial controls of the Company, including the Company's system to monitor and manage business risk, and its legal compliance and ethics programs;

     o The Audit Committee will meet separately with the Company's internal auditors and its independent auditors, both with and without representatives of the Company's management present, to discuss the results of their examinations;

     o The Audit Committee will act to ensure that procedures are in place to cause the Company's interim financial statements, including footnotes, to be reviewed by the Company's independent auditors in accordance with Statement on Auditing Standards No. 71, Interim Financial Statements, prior to the filing of the Company's Quarterly Report on Form 10-Q for a given quarter. When the independent auditors have identified matters to be communicated to the Audit Committee in connection with such review, the Audit Committee, or its Chairman on behalf of the Audit Committee, will be available to the independent auditors to discuss such matters and any other relevant matters with the independent auditors and representatives of Company's management prior to filing of quarterly statements under Form 10-Q;

     o The Audit Committee will review with the Company's management and its independent auditors the financial statements, including footnotes, to be included in the Company's Annual Report on Form 10-K (or Annual Report to Shareholders) with respect to (a) the quality, as opposed to only the acceptability, of the Company's accounting principles, (b) the reasonableness of significant judgments, and (c) the clarity of the disclosures in the financial statements. Following such review, the Audit Committee will recommend that the audited financial statements be included in the Company's Annual Report on Form 10-K. The Audit Committee will also discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the Company's independent auditors under generally accepted auditing standards;

     o The Audit Committee will otherwise meet with and request and obtain reports and information from such Company officers, employees, suppliers and others as the Audit Committee shall determine to be necessary or desirable in carrying out its duties as set forth in this Charter.

These processes are set forth in this Charter as a guide, with the understanding that the Audit Committee may supplement such processes as it deems appropriate.

Meetings

The Audit Committee may hold regular meetings on such days as it shall determine. Other meetings of the Audit Committee shall be held at the request of the Chairperson of the Audit Committee or any two other Audit Committee members. Minutes of the meetings of the Audit Committee shall be regularly kept by a person appointed by the Audit Committee to do so.

Attendance

Such officers and other employees of the Company as the Audit Committee may regularly or from time-to-time designate shall attend meetings of the Audit Committee.

Outside Assistance

The Audit Committee is authorized to engage or employ such outside professional or other services as in its discretion may be required to fulfill its responsibilities.

Procedure

The Audit Committee may adopt rules for its meetings and other activities. In the absence of such rules, Audit Committee actions shall be governed by the Company's Bylaws in force at the time of such actions and by applicable law. In all cases, a quorum of the Audit Committee shall be a majority of the persons then serving as members of the Audit Committee.


Audit Committee Independence

Each current member of the Audit Committee is independent as defined in the National Association of Securities Dealers Listing Standards

EMPLOYMENT AND OTHER CONTRACTS

Edward F. Ruttenberg
--------------------

     In November 1999, the Company entered into an employment agreement with Edward F. Ruttenberg, effective November 18, 1999 and as amended effective May 15, 2002 (the "Ruttenberg Agreement"). The Ruttenberg Agreement provides, among other things, (i) that the term of employment will expire on November 18, 2005,
(ii) that base salary will be $15,620 per month, plus any increase in base salary and any incentive compensation as determined by the Board of Directors of the Company, and (iii) that upon the occurrence of a "Trigger Event," Mr. Ruttenberg will be entitled to receive as a special bonus an amount equal to two times his annual base salary at the rate in effect on the closing of such Trigger Event plus the annual bonus, if any, received with respect to the most recently completed fiscal year of the Company. For purposes of the Ruttenberg Agreement, a Trigger Event shall mean the occurrence of the event described in subsection (i) below and one or more of the events described in subsection (ii) below; (i) any Rights issued under the American Locker Group Incorporated Stock Rights Agreement dated November 18, 1999 become exercisable under terms of such Rights Agreement, as amended and in effect from time to time, and (ii) the occurrence of any of the following: (a) a substantial reduction in the base salary, benefits or perquisites provided Mr. Ruttenberg; (b) a relocation of the Company's principal place of business to a location which is more than 50 miles from its current location in Jamestown, New York; or (c) the assignment to Mr. Ruttenberg of any duties inconsistent in any respect with Mr. Ruttenberg's current position with the Company (including status, offices, titles and reporting requirements), or any action by the Company which results in diminution in such position, or Mr. Ruttenberg's current authority, duties or responsibilities, but excluding for this purpose any isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company. The Ruttenberg Agreement also provides that in the event of a sale of the Company, Mr. Ruttenberg will be entitled to receive an incentive bonus equal to one year's base salary as in effect on the date of the sale. The Ruttenberg Agreement defines "sale of the Company" as any merger or sale of substantially all assets of the Company or the sale or exchange to or with one entity or group acting in concert or more than a majority of the outstanding shares if the Company entitled to vote upon the election of directors. The Ruttenberg Agreement also provides that (a) if a Trigger Event and the sale of the Company occur at the same time, only the payment required to be made as a result of the occurrence of the Trigger Event shall be payable; and (b) if a payment is made as a result of the sale of the Company, any payment made as a result of the subsequent occurrence of a Trigger Event shall be reduced by the amount of such prior payment.

     The Ruttenberg Agreement also provides that in the event of permanent disability, the Company shall pay the employee 100% of his base salary at the rate then in effect for a period of six months from the date of disability and at the rate of 60% thereafter for the balance of the term of the agreement. The Ruttenberg Agreement also provides that such payments shall be reduced by any payments to which Mr. Ruttenberg is entitled under any disability plan then maintained by the Company and by any payments to which Mr. Ruttenberg is entitled under the Federal Social Security disability program.

Roy J. Glosser

     In May 1996, the Company entered into an employment agreement with Roy J. Glosser, effective May 21, 1996, and amended effective May 15, 2002 (as so amended, the "Glosser Agreement"), pursuant to which Mr. Glosser became President and Chief Operating Officer of the Company. The Glosser Agreement provides, among other things (i) that the term of employment will expire on June 30, 2005, (ii) that the base compensation will be $14,060 per month, plus any increase in base salary and any incentive compensation as determined by the Board of Directors of the Company, and (iii) that in the event of the sale of the Company, Mr. Glosser will be entitled to an incentive bonus equal to one year's base salary in effect at the date of the sale. The Glosser Agreement defines "sale of the Company" as any merger or sale of substantially all assets of the Company or the sale or exchange to or with one entity or group acting in concert of more than a majority of the outstanding shares of the Company entitled to vote upon the election of directors.

     The Glosser Agreement also provides that in the event of permanent disability, the Company shall pay the employee 100% of his base salary at the rate then in effect for a period of six months from the date of disability and at the rate of 60% thereafter for the balance of the term of the agreement. The Glosser Agreement also provides that such payments shall be reduced by any payments to which Mr. Glosser is entitled under any disability plan then maintained by the Company and by any payments to which Mr. Glosser is entitled under the Federal Social Security disability program.


CUMULATIVE TOTAL STOCKHOLDER RETURN

     The graph set forth below shows the cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on the Common Stock from the first day of trading in the Common Stock for the past five calendar years as compared to the Russell 2000 Index and a peer group consisting of a group of business equipment manufacturers, including Hon Industries, Inc., Miller Herman, Inc., Xerox Corporation, Steelcase Inc. and Pitney Bowes, Inc. The graph assumes that $100 was invested on January 1, 1998.

     In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.



 COMPARATIVE CHART REFLECTING FIVE YEAR CUMULATIVE TOTAL RETURN AMONG AMERICAN LOCKER GROUP
              INCORPORATED, RUSSELL 2000 INDEX AND M G GROUP INDEX


COMPANY/INDEX/MARKET                                       ----------FISCAL YEAR ENDING DECEMBER 31----------
                                               1997        1998          1999          2000          2001          2002
                                               ----        ----          ----          ----          ----          ----
American Locker                               100.00       404.00        90.00        88.00         272.00       213.60
Business Equipment                            100.00       135.40        77.33        47.10          63.03        54.30
Russell 2000 Index                            100.00        97.20       116.24       111.22         112.36        88.11



OTHER TRANSACTIONS

     Charles E. Harris, Secretary of the Company, is a partner in Kirkpatrick & Lockhart LLP which has provided legal services to the Company and its subsidiaries since May 1973 and will continue to provide such services in the future.

     The Alan H. Finegold Company, which is controlled by Alan H. Finegold, a director of the Company, was paid $18,000 for consulting services to the Company in 2002 pursuant to a consulting arrangement under which Alan H. Finegold Company is paid $4,500 per calendar quarter. The arrangement may be discontinued by the Company or Alan H. Finegold Company at any time. Mr. Finegold is also an equity holder in The Law Offices of Alan H. Finegold, LLC, a limited liability company which provided legal services to the Company in 2002 and will continue to provide such services in the future. The Law Offices of Alan H. Finegold was paid $17,155 for such services in 2002.

     Donald I. Dussing, Jr., a director of the Company, is President of the Buffalo Division of Manufacturers and Traders Trust Company, which has loaned money to the Company under a term loan and revolving credit facility.

     One of the Company's subsidiaries entered into a Manufacturing Agreement with Signore, Inc., to furnish fabricating, assembly and shipping services. The Agreement became effective on January 1, 1989, and has been amended and restated to provide for a term which expires August 31, 2003, subject to automatic renewal for a three year period on each September 1 during the term of the Agreement and subject to termination by either party on one years notice to the other party. The Agreement provides that the cost to the Company for these services be equal to Signore's cost divided by 80%. Pursuant to the Manufacturing Agreement, the Company purchased $3,108,646 and $4,014,406 of material from Signore, Inc. during 2002 and 2001, respectively, at prices that the Company believes are at arm's length. Alexander Ditonto serves as Chairman of Signore, Inc. and is the father-in-law of Roy J. Glosser.

     One of the Company's subsidiaries purchases fabricated parts from Rollform of Jamestown, Inc., a rollforming company owned by Edward F. Ruttenberg, his wife and family, and other relatives of Mr. Edward F. Ruttenberg. Pursuant to this arrangement, the Company purchased $183,000,

$215,337 and $152,131 of materials from Rollform of Jamestown, Inc. in 2002, 2001 and 2000, respectively, at prices that the Company believes are at arms length.



                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     To the knowledge of the management of the Company, only the following persons or groups owned of record or beneficially 5% or more of the outstanding
Common Stock of the Company as of March 14, 2003:

Name and Address of                         Amount and Nature of            Percent
 Beneficial Owner                           Beneficial Ownership           of Class
-------------------                         --------------------           ---------

Estate of Harold J. Ruttenberg                    89,127                      5.9% (1)
806 Riverview Road
Lemoyne, PA  17043


Estate of Katherine M. Ruttenberg                 53,400                      3.5% (1)
806 Riverview Road
Lemoyne, PA  17043


Lawrence J. Goldstein                            173,638(2)                  11.4%
Santa Monica Partners L.P.
1865 Palmer Avenue
Larchmont, NY  10538


(1) The Executrix of the Estate of Harold J. Ruttenberg also serves as the Executrix of the Estate of Katherine M. Ruttenberg.

(2)       Includes 4,288 shares owned by Mr. Goldstein, 7,800 shares owned by L.
          J. Goldstein Company Incorporated Pension Plan and 161,550 shares owned by Santa Monica Partners, L.P. Mr. Goldstein serves as Trustee of the L. J. Goldstein Company Incorporated Pension Plan. Mr.
          Goldstein is sole owner and serves as President of SMP Asset Management, L.L.C., the sole general partner of Santa Monica Partners, L.P. and may be deemed to be beneficial owner of shares held by Santa Monica Partners, L.P. as a result. Mr. Goldstein disclaims beneficial ownership of such shares held by Santa Monica Partners, L.P. for all other purposes.

----------


                              INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors of the Company has appointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2003 and to report on such audit to the stockholders of the Company.

Audit Fees
----------

     Fees billed by Ernst & Young LLP to the Company for audit services and review of the Company's financial statements included in the Company's annual and quarterly filings with the Securities and Exchange Commission for the year ended December 31, 2002 were $106,950.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

         Fees paid by the Company to Ernst & Young LLP in the last fiscal year for services with respect to financial information design and implementation were $0.

Other Fees
----------

     Fees paid by the Company to Ernst & Young LLP in the last fiscal year for all services other than those described above were $67,200. These fees consist primarily of tax compliance services.


The firm of Ernst & Young LLP has audited the Company's books annually since 1964. The Company has been advised that representatives of Ernst & Young LLP will be present at the Annual Meeting of Stockholders and they will have an opportunity to make a statement, if they desire to do so and they will be available to respond to appropriate questions.

                                  OTHER MATTERS

     The management of the Company knows of no other matters which are to be brought before the Annual Meeting other than those matters set forth in this Proxy Statement. However, if any other matters come before the meeting, the holders of the proxies will vote on such matters in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

     Under Rule 14a-8 of the Securities and Exchange Commission, any stockholder who intends to submit a proposal for action at the 2004 Annual Meeting of Stockholders must provide notice to the Company which must be received by the Secretary of the Company before December 5, 2003 in order for the proposal to be included in management's proxy statement and form of proxy relating to the 2004 Annual Meeting of Stockholders.

                                        By Order of the Board of Directors

                                                  Charles E. Harris
                                                  Secretary

April 7, 2003